Exhibit 99.2

CEDAR SHOPPING CENTERS, INC.

Supplemental Financial Information

December 31, 2005

(unaudited)

Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

Cedar Shopping Centers, Inc.
Supplemental Financial Information
December 31, 2005
(unaudited)

TABLE OF CONTENTS

Disclosures	3-4
Summary Financial Data	5-6
Consolidated Balance Sheets Information (wholly-owned and joint venture properties)	7
Consolidated Statements of Income Information (wholly-owned and joint venture properties)	8-9
Reconciliation of Net Income Applicable to Common Shareholders to Funds From Operations (“FFO”)	10
Property Summary	11-17
Debt Summary	18-19
Consolidated Joint Ventures Information	20-21
Tenant Concentration Schedule	22
Lease Expiration Schedule	23

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Cedar Shopping Centers, Inc.
Supplemental Financial Information
December 31, 2005

(unaudited)

Disclosures

Forward Looking Statements

     Statements made or incorporated by reference in the Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such a difference include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants; the continuing availability of suitable acquisitions, and development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital in the public and private markets; changes in interest rates; the fact that returns from development, redevelopment and acquisition activities may not be at expected levels; inherent risks in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration of current leases; and the financial flexibility to refinance debt obligations when due.

Basis of Presentation

     The information contained in the Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2005.

     Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At December 31, 2005, the Company owned a 95% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis. With respect to its joint ventures, the Company has general partnership interests ranging from 20% to 50% and, as the Company (1) is the sole general partner and exercises substantial operating control over these entities, and (2) has determined, pursuant to The Financial Accounting Standards Board (“FASB”) Interpretation No. 46, “Consolidation of Variable Interest Entities”, that they are not variable-interest entities, such partnerships are included in the consolidated financial statements.

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Use of Funds From Operations (“FFO”) as a Non-GAAP Financial Measure

     Funds From Operations (“FFO”) is a widely-recognized measure of REIT performance. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are computed to reflect FFO on the same basis. In computing FFO, the Company does not add back to net income applicable to common shareholders the amortization of costs incurred in connection with its financing or hedging activities, or depreciation of non-real estate assets, but does add back to net income applicable to common shareholders those items that are defined as “extraordinary” under GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income applicable to common shareholders (determined in accordance with GAAP) as an indication of the Company’s financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity. As the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another. FFO is not necessarily indicative of cash available to fund ongoing cash needs.

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Cedar Shopping Centers, Inc.
Summary Financial Data
(unaudited)

	December 31,	December 31,
	2005	2004

Equity market capitalization (end of period):
8-7/8% Series A Cumulative Redeemable
Preferred Stock shares outstanding	3,550,000	2,350,000
Closing market price	$26.45	$26.39
Common shares outstanding	29,617,935	19,350,981
OP Units outstanding	1,545,808	454,469
Closing market price	$14.07	$14.30
Equity market capitalization	$532,371,000	$345,234,000
Pro rata share of outstanding debt	491,774,000	212,142,000

Total capitalization	$1,024,145,000	$557,376,000

Ratio of pro rata share of outstanding debt to total capitalization	48.0%	38.1%

Ratio of pro rata share of outstanding debt to capitalization without Preferred Stock	52.9%	42.8%

	Three months ended December 31,

	2005	2004

Total revenues	$24,821,000	$14,720,000
Net income applicable to common shareholders	$1,455,000	$1,248,000
Per common share (a)	$0.05	$0.07
Dividends to common shareholders	$6,414,000	$3,712,000
Per common share	$0.225	$0.225
FFO	$8,332,000	$4,312,000
Per common share/OP unit (a)	$0.27	$0.24
Weighted average number of common shares:
Shares used in determination of earnings per share	29,035,000	17,344,000
Additional shares assuming conversion of OP Units	1,545,000	455,000

Shares used in determination of FFO per share (a)	30,580,000	17,799,000

	Year ended December 31,

	2005	2004

Total revenues	$78,941,000	$51,078,000
Net income applicable to common shareholders	$6,027,000	$5,702,000
Per common share (a)	$0.25	$0.34
Dividends to common shareholders	$20,844,000	$13,750,000
Per common share	$0.90	$0.835
FFO	$25,923,000	$15,625,000
Per common share/OP unit (a)	$1.03	$0.91
Weighted average number of common shares:
Shares used in determination of earnings per share	23,988,000	16,681,000
Additional shares assuming conversion of OP Units	1,202,000	450,000

Shares used in determination of FFO per share (a)	25,190,000	17,131,000

(a)	The differences between the sum of the four quarterly per share and per share/OP Unit amounts and the annual per share and per share/OP Unit amounts are attributable to the effect of the weighted average outstanding share/OP Unit calculations for the respective periods.

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Cedar Shopping Centers, Inc.
Summary Financial Data
(unaudited)
(continued)

	December 31,	December 31,
	2005	2004

Real estate, net	946,457,000	505,325,000
Other assets	49,799,000	31,835,000

Total assets	$996,256,000	$537,160,000

Total debt	$527,791,000	$248,630,000
Other liabilities	44,405,000	34,239,000
Minority interests	12,339,000	11,995,000
Limited partners’ interest in OP	20,586,000	6,542,000
Shareholders’ equity	391,135,000	235,754,000

Total liabilities and equity	$996,256,000	$537,160,000

Fixed-rate mortgages	$338,988,000	$161,475,000
Variable-rate mortgages	41,323,000	18,955,000

Total mortgages	380,311,000	180,430,000
Secured revolving credit facility	147,480,000	68,200,000

Total debt	$527,791,000	$248,630,000

Pro rata share of total debt	$491,774,000	$212,142,000

Weighted average interest rates:
Fixed-rate mortgages	5.8%	6.5%
Variable-rate mortgages	6.3%	4.7%
Total mortgages	5.9%	6.3%
Secured variable-rate revolving credit facility	5.6%	3.9%
Total debt	5.8%	5.7%

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CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets Information
(unaudited)

	December 31, 2005			December 31, 2004

		Joint venture	Wholly-owned		Joint venture	Wholly-owned
	Total	properties	properties	Total	properties	properties

Assets:
Real estate:
Land	$180,951,000	$14,409,000	$166,542,000	$97,617,000	$14,409,000	$83,208,000
Buildings and improvements	800,005,000	54,038,000	745,967,000	423,735,000	54,083,000	369,652,000

	980,956,000	68,447,000	912,509,000	521,352,000	68,492,000	452,860,000
Less accumulated depreciation	(34,499,000)	(4,544,000)	(29,955,000)	(16,027,000)	(3,055,000)	(12,972,000)

Real estate, net	946,457,000	63,903,000	882,554,000	505,325,000	65,437,000	439,888,000
Cash and cash equivalents	8,601,000	—	8,601,000	8,457,000	—	8,457,000
Cash at joint ventures	1,385,000	1,385,000	—	1,193,000	1,193,000	—
Construction / improvement and other escrows	9,030,000	1,610,000	7,420,000	5,912,000	1,408,000	4,504,000
Receivables:
Rents and other, net	4,220,000	180,000	4,040,000	1,929,000	216,000	1,713,000
Straight-line rents	4,873,000	841,000	4,032,000	2,554,000	668,000	1,886,000
Other assets	4,051,000	260,000	3,791,000	2,379,000	271,000	2,108,000
Deferred charges, net:
Leasing costs	11,433,000	329,000	11,104,000	6,163,000	226,000	5,937,000
Financing costs	5,521,000	547,000	4,974,000	2,994,000	675,000	2,319,000
Other	685,000	—	685,000	254,000	—	254,000

Total assets	$996,256,000	$69,055,000	$927,201,000	$537,160,000	$70,094,000	$467,066,000

Liabilities and shareholders’ equity:
Mortgage loans payable	$380,311,000	$49,558,000	$330,753,000	$180,430,000	$50,224,000	$130,206,000
Secured revolving credit facility	147,480,000	—	147,480,000	68,200,000	—	68,200,000
Accounts payable and accrued expenses	12,073,000	199,000	11,874,000	5,549,000	464,000	5,085,000
Tenant advance payments and security deposits	4,389,000	342,000	4,047,000	3,463,000	533,000	2,930,000
Unamortized intangible lease liabilities	27,943,000	1,042,000	26,901,000	25,227,000	1,185,000	24,042,000

Total liabilities	572,196,000	51,141,000	521,055,000	282,869,000	52,406,000	230,463,000

Minority interests	12,339,000	12,339,000	—	11,995,000	11,995,000	—
Limited partners’ interest in consolidated Operating Partnership	20,586,000	279,000	20,307,000	6,542,000	154,000	6,388,000
Equity (a)	391,135,000	5,296,000	385,839,000	235,754,000	5,539,000	230,215,000

Total liabilities and equity	$996,256,000	$69,055,000	$927,201,000	$537,160,000	$70,094,000	$467,066,000

(a)	Equity includes net receivable/payable balances, on open account, between joint venture properties and wholly-owned properties.

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CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Income Information
(unaudited)

	Three months ended December 31, 2005			Three months ended December 31, 2004

	Total	Joint venture	Wholly-owned	Total	Joint venture	Wholly-owned

Revenues:
Rents:
Base rents	$17,769,000	$1,729,000	$16,040,000	$10,117,000	$1,813,000	$8,304,000
Percentage rents	199,000	22,000	177,000	131,000	19,000	112,000
Straight-line rents	649,000	46,000	603,000	428,000	22,000	406,000
Amortization of intangible lease liabilities	1,211,000	36,000	1,175,000	599,000	47,000	552,000

	19,828,000	1,833,000	17,995,000	11,275,000	1,901,000	9,374,000
Expense recoveries	4,862,000	443,000	4,419,000	3,377,000	552,000	2,825,000
Other	131,000	1,000	130,000	68,000	1,000	67,000

Total revenues	24,821,000	2,277,000	22,544,000	14,720,000	2,454,000	12,266,000

Expenses:
Operating, maintenance and management	4,065,000	325,000	3,740,000	3,005,000	376,000	2,629,000
Real estate and other property- related taxes	2,614,000	221,000	2,393,000	1,165,000	220,000	945,000
General and administrative	1,649,000	—	1,649,000	1,242,000	—	1,242,000
Depreciation and amortization	7,032,000	384,000	6,648,000	3,398,000	378,000	3,020,000

Total expenses	15,360,000	930,000	14,430,000	8,810,000	974,000	7,836,000

Operating income	9,461,000	1,347,000	8,114,000	5,910,000	1,480,000	4,430,000
Non-operating income and expense:
Interest expense	(5,380,000)	(948,000)	(4,432,000)	(2,678,000)	(982,000)	(1,696,000)
Amortization of deferred financing costs	(300,000)	(32,000)	(268,000)	(289,000)	(31,000)	(258,000)
Interest income	40,000	6,000	34,000	18,000	2,000	16,000

Total non-operating income and expense	(5,640,000)	(974,000)	(4,666,000)	(2,949,000)	(1,011,000)	(1,938,000)

Income before minority and limited partners’ interests	3,821,000	373,000	3,448,000	2,961,000	469,000	2,492,000
Minority interests	(320,000)	(320,000)	—	(371,000)	(371,000)	—
Limited partners’ interest	(77,000)	(3,000)	(74,000)	(35,000)	(3,000)	(32,000)

Net income	3,424,000	50,000	3,374,000	2,555,000	95,000	2,460,000
Preferred distribution requirements	(1,969,000)	—	(1,969,000)	(1,307,000)	—	(1,307,000)

Net income applicable to common shareholders	$1,455,000	$50,000	$1,405,000	$1,248,000	$95,000	$1,153,000

Per common share	$0.05	$—	$0.05	$0.07	$—	$0.07

Weighted average number of common shares outstanding	29,035,000	29,035,000	29,035,000	17,344,000	17,344,000	17,344,000

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CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Income Information
(unaudited)
	Year ended December 31, 2005			Year ended December 31, 2004

	Total	Joint venture	Wholly-owned	Total	Joint venture	Wholly-owned

Revenues:
Rents:
Base rents	$55,727,000	$7,196,000	$48,531,000	$36,118,000	$7,069,000	$29,049,000
Percentage rents	574,000	30,000	544,000	505,000	39,000	466,000
Straight-line rents	2,318,000	173,000	2,145,000	1,333,000	226,000	1,107,000
Amortization of intangible lease liabilities	4,129,000	143,000	3,986,000	2,154,000	161,000	1,993,000

	62,748,000	7,542,000	55,206,000	40,110,000	7,495,000	32,615,000
Expense recoveries	15,764,000	1,824,000	13,940,000	10,565,000	1,809,000	8,756,000
Other	429,000	1,000	428,000	403,000	12,000	391,000

Total revenues	78,941,000	9,367,000	69,574,000	51,078,000	9,316,000	41,762,000

Expenses:
Operating, maintenance and management	14,298,000	1,460,000	12,838,000	10,751,000	1,432,000	9,319,000
Real estate and other property- related taxes	7,965,000	882,000	7,083,000	4,872,000	875,000	3,997,000
General and administrative	5,132,000	—	5,132,000	3,575,000	—	3,575,000
Depreciation and amortization	20,606,000	1,531,000	19,075,000	11,376,000	1,405,000	9,971,000

Total expenses	48,001,000	3,873,000	44,128,000	30,574,000	3,712,000	26,862,000

Operating income	30,940,000	5,494,000	25,446,000	20,504,000	5,604,000	14,900,000
Non-operating income and expense:
Interest expense	(15,178,000)	(3,840,000)	(11,338,000)	(10,239,000)	(3,931,000)	(6,308,000)
Amortization of deferred financing costs	(1,071,000)	(133,000)	(938,000)	(1,025,000)	(127,000)	(898,000)
Interest income	91,000	18,000	73,000	66,000	2,000	64,000

Total non-operating income and expense	(16,158,000)	(3,955,000)	(12,203,000)	(11,198,000)	(4,056,000)	(7,142,000)

Income before minority and
limited partners’ interests	14,782,000	1,539,000	13,243,000	9,306,000	1,548,000	7,758,000
Minority interests	(1,270,000)	(1,270,000)	—	(1,229,000)	(1,229,000)	—
Limited partners’ interest	(299,000)	(13,000)	(286,000)	(157,000)	(9,000)	(148,000)

Net income	13,213,000	256,000	12,957,000	7,920,000	310,000	7,610,000
Preferred distribution requirements	(7,186,000)	—	(7,186,000)	(2,218,000)	—	(2,218,000)

Net income applicable to common shareholders	$6,027,000	$256,000	$5,771,000	$5,702,000	$310,000	$5,392,000

Per common share	$0.25	$0.01	$0.24	$0.34	$0.02	$0.32

Weighted average number of
common shares outstanding	23,988,000	23,988,000	23,988,000	16,681,000	16,681,000	16,681,000

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CEDAR SHOPPING CENTERS, INC.
Reconciliation of Net Income to
Funds From Operations (“FFO”)
(unaudited)
	Three months ended December 31,		Year ended December 31,

	2005	2004	2005	2004

Net income applicable to common shareholders (a)	$1,455,000	$1,248,000	$6,027,000	$5,702,000
Add (deduct):
Depreciation and amortization	7,012,000	3,253,000	20,537,000	10,622,000
Limited partners’ interest	77,000	35,000	299,000	157,000
Minority interests	320,000	371,000	1,270,000	1,229,000
Minority interests’ share of FFO	(532,000)	(595,000)	(2,210,000)	(2,085,000)

FFO	$8,332,000	$4,312,000	$25,923,000	$15,625,000

FFO per common share (assuming conversion
of OP Units) (b)	$0.27	$0.24	$1.03	$0.91

Weighted average number of common shares:
Shares used in determination of earnings per share	29,035,000	17,344,000	23,988,000	16,681,000
Additional shares assuming conversion of OP Units	1,545,000	455,000	1,202,000	450,000

Shares used in determination of FFO per share (b)	30,580,000	17,799,000	25,190,000	17,131,000

(a) Net income applicable to common shareholders includes income from amortization of intangible lease liabilities of $1,211,000, $599,000, $4,129,000 and $2,154,000, respectively. The minority interests’ share of such amortization was $27,000, $30,000, $107,000 and $123,000, respectively. Net income applicable to common shareholders also includes a charge for the ineffective portion of the change in the fair value of the Company’s derivative financial instruments of $0, $134,000, $0 and $730,000, respectively. Minority interests did not share in such charge.

(b) The difference between the sum of the four quarterly per share/OP Unit amounts and the annual per share/OP Unit amount is attributable to the effect of the weighted average outstanding share/OP Unit calculations for the respective periods.

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of December 31, 2005
Property Description	State	Year acquired	Percent owned (1)	Gross leasable area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

STABILIZED PROPERTIES (2):
Academy Plaza	PA	2001	100%	152,878	1965/1998	33	99%	$11.46	Acme Markets	50,918	9/30/2018
									Raising Horizons Charter School	20,092	8/31/2006
Carbondale Plaza	PA	2004	100%	129,915	1972/2005	10	83%	5.50	Weis Markets	52,720	2/29/2016
Carrolton Discount Drug Mart Plaza	OH	2005	100%	40,480	2000	4	100%	7.92	Discount Drug Mart	25,480	3/31/2016
Clyde Discount Drug Mart Plaza	OH	2005	100%	34,592	2002	2	83%	8.85	Discount Drug Mart	24,592	3/31/2019
Coliseum Marketplace	VA	2005	100%	105,181	1987/2005	7	89%	13.50	Farm Fresh	57,662	1/31/2021
Columbus Crossing	PA	2003	100%	142,166	2001	9	100%	15.63	Super Fresh	61,506	9/30/2020
									Old Navy	25,000	9/30/2008
									AC Moore	22,000	9/30/2011
CVS at Bradford	PA	2005	100%	10,722	1996	1	100%	12.80	CVS	10,722	3/31/2017
CVS at Celina	OH	2005	100%	10,195	1998	1	100%	17.49	CVS	10,195	1/31/2020
CVS at Erie	PA	2005	100%	10,125	1997	1	100%	16.50	CVS	10,125	1/31/2019
CVS at Portage Trail	OH	2005	100%	10,722	1996	1	100%	13.00	CVS	10,722	9/30/2017
CVS at Westfield	NY	2005	100%	10,125	2000	1	100%	15.74	CVS	10,125	1/31/2023
Dover Discount Drug Mart Plaza	OH	2005	100%	38,409	2002	7	100%	8.02	Discount Drug Mart	24,516	3/31/2013
East Chestnut	PA	2005	100%	21,180	1996	4	100%	16.26
Fairfield Plaza	CT	2005	100%	72,279	2001/2005	7	88%	13.24	TJ Maxx	25,257	8/31/2013
									Staples	20,388	10/31/2019
Fairview Plaza	PA	2003	30%	69,579	1992	6	100%	11.36	Giant Foods	59,237	2/28/2017

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CEDAR SHOPPING CENTERS, INC.
Property Summary (Continued)
As of December 31, 2005
Property Description	State	Year acquired	Percent owned (1)	Gross leasable area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

Family Dollar at Zanesville	OH	2005	100%	6,900	2000	1	100%	$8.70	Family Dollar	6,900	12/31/2009
Fieldstone Marketplace	MA	2005	100%	193,970	1988/2003	17	93%	10.31	Shaw’s Supermarket	68,000	2/29/2024
									Flagship Cinema	41,975	10/31/2023
FirstMerit Bank at Akron	OH	2005	100%	3,200	1996	1	100%	23.51	FirstMerit Bank	3,200	12/31/2011
Franklin Village Plaza (3)	MA	2004	100%	303,478	1987/2005	62	89%	19.44	Stop & Shop	75,000	5/31/2026
									Marshalls	26,890	1/31/2009
Gabriel Brothers Plaza	OH	2005	100%	81,891	1970’s/2004	4	100%	4.97	Gabriel Brothers	57,193	5/31/2014
General Booth Plaza	VA	2005	100%	73,320	1985	12	98%	11.67	Farm Fresh	53,758	1/31/2014
Golden Triangle	PA	2003	100%	191,581	1960/2005	15	85%	10.50	LA Fitness	44,796	4/30/2020
									Marshalls	30,000	5/31/2010
									Staples	24,060	5/31/2012
									Artesian Outlet	22,000	4/30/2009
Halifax Plaza	PA	2003	30%	54,150	1994	9	100%	10.99	Giant Foods	32,000	10/31/2019
Hudson Discount Drug Mart Plaza	OH	2005	100%	32,259	2000	1	100%	10.19	Discount Drug Mart	32,259	3/31/2017
Jordan Lane	CT	2005	100%	181,735	1969/1991	18	96%	9.22	Stop & Shop	60,632	9/30/2010
									AJ Wright	39,280	3/31/2015
									Friendly Fitness	20,283	8/31/2014
Kempsville Crossing	VA	2005	100%	97,477	1985	15	100%	10.48	Farm Fresh	73,878	1/31/2014
Kenley Village	MD	2005	100%	51,894	1988	10	98%	7.40	Food Lion	29,000	2/11/2009
LA Fitness Facility	PA	2002	50%	41,000	2003	1	100%	18.09	LA Fitness	41,000	12/31/2018
Lake Raystown Plaza	PA	2004	100%	84,292	1995	9	100%	8.75	Giant Foods	39,244	7/31/2015

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CEDAR SHOPPING CENTERS, INC.
Property Summary (Continued)
As of December 31, 2005
Property Description	State	Year acquired	Percent owned (1)	Gross leasable area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

Liberty Marketplace	PA	2005	100%	68,200	2003	6	96%	$16.98	Martin’s	55,000	9/30/2023
Lodi Discount Drug Mart Plaza	OH	2005	100%	38,576	2003	5	100%	9.27	Discount Drug Mart	24,596	3/31/2019
Loyal Plaza	PA	2002	25%	293,825	1969/2000	26	100%	7.56	K-Mart	102,558	8/31/2006
									Giant Foods	66,935	10/31/2019
									Staples	20,555	11/30/2014
Majestic Plaza	MI	2005	100%	79,180	1960’s/2003	3	85%	15.75	A&P	54,650	8/31/2022
McCormick Place	OH	2005	100%	46,000	1995	2	100%	8.70	Sam Levin Furniture	40,000	11/30/2011
McDonalds / Waffle House at Medina	OH	2005	100%	6,000	2003	2	100%	11.70
Mechanicsburg Giant	PA	2005	100%	51,500	2003	1	100%	20.90	Giant Foods	51,500	8/31/2024
Newport Plaza	PA	2003	30%	66,789	1996	9	100%	10.87	Giant Foods	43,400	5/31/2021
Oakland Mills	MD	2005	100%	58,224	1960’s /2004	8	100%	12.08	Food Lion	43,470	11/30/2018
Ontario Discount Drug Mart Plaza	OH	2005	100%	38,423	2002	4	100%	8.79	Discount Drug Mart	25,525	3/31/2018
Palmyra Shopping Center	PA	2005	100%	112,008	1960/1995	18	95%	4.62	Weis Markets	46,181	3/2010
Pennsboro Commons	PA	2005	100%	109,784	1999	22	99%	11.91	Giant Foods	68,624	8/10/2019
Pickerington Discount Drug Mart Plaza	OH	2005	100%	47,810	2002	9	93%	11.94	Discount Drug Mart	25,852	3/31/2018
Pine Grove Plaza	NJ	2003	100%	79,306	2001/2002	16	100%	10.70	Peebles	24,963	1/31/2022
Polaris Discount Drug Mart Plaza	OH	2005	100%	50,283	2001	13	100%	12.05	Discount Drug Mart	25,855	3/31/2017
Pondside Plaza	NY	2005	100%	19,340	2003	4	100%	8.20

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CEDAR SHOPPING CENTERS, INC.
Property Summary (Continued)
As of December 31, 2005
Property Description	State	Year acquired	Percent owned (1)	Gross leasable area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

Port Richmond Village	PA	2001	100%	154,908	1988	30	97%	$12.28	Thriftway	40,000	10/31/2008
									Pep Boys	20,615	2/28/2009
Powell Discount Drug Mart Plaza	OH	2005	100%	49,812	2001	11	100%	12.08	Discount Drug Mart	25,852	3/31/2018
Rite Aid at Massillon	OH	2005	100%	10,125	1999	1	100%	17.91	Rite Aid	10,125	1/31/2020
River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	20	83%	16.55	United Artists Theatre	77,700	12/31/2018
									Halloween Adventure	25,000	1/31/2006
Shelby Discount Drug Mart Plaza	OH	2005	100%	36,596	2002	5	100%	9.40	Discount Drug Mart	24,596	3/31/2019
Shoppes at Salem Run (4)	VA	2005	100%	15,200	2005	2	39%	22.90
Smithfield Plaza	VA	2005	100%	45,544	1988	1	100%	10.04	Farm Fresh	45,544	1/31/2014
South Philadelphia	PA	2003	100%	283,415	1950/2003	25	93%	12.83	Shop Rite	54,388	9/30/2018
									Ross Dress For Less	31,349	1/31/2013
									Bally’s Total Fitness	31,000	5/31/2017
									National Wholesale Liquida	30,000	1/31/2016
									Modell’s	20,000	1/31/2018
St James Square	MD	2005	100%	39,903	2000	5	97%	11.14	Food Lion	33,000	11/14/2020
Staples at Oswego	NY	2005	100%	23,884	2000	1	100%	11.99	Staples	23,884	2/28/2015
Suffolk Plaza	VA	2005	100%	67,216	1984	1	100%	9.40	Farm Fresh	67,216	1/31/2014
Sunset Crossing	PA	2003	100%	74,142	2002	6	96%	14.49	Giant Foods	54,332	6/30/2022
Swede Square	PA	2003	100%	98,792	1980/2004	17	100%	13.26	LA Fitness	37,200	6/30/2016
The Brickyard	CT	2004	100%	274,553	1990	5	98%	8.88	Sam’s Club	109,755	1/31/2010
									Home Depot	103,003	1/31/2010
									Syms	38,000	3/31/2010

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CEDAR SHOPPING CENTERS, INC.
Property Summary (Continued)
As of December 31, 2005
Property Description	State	Year acquired	Percent owned (1)	Gross leasable area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

The Commons	PA	2004	100%	175,121	2003	20	95%	$10.14	Elder Beerman	54,500	1/31/2017
									Shop ‘n Save	52,654	10/7/2015
The Point	PA	2000	100%	255,447	1972/2001	19	95%	10.78	Burlington Coat Factory	76,665	1/31/2011
									Giant Foods	55,000	7/31/2021
									Staples	24,000	8/31/2013
									AC Moore	20,000	7/31/2008
The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/1984	27	93%	7.05	Bon-Ton	59,925	1/25/2010
									Office Max	22,645	10/1/2012
									Dunham Sports	21,300	1/31/2016
The Shops at Suffolk Downs	MA	2005	100%	85,777	2005	2	91%	10.58	Stop & Shop	74,977	9/30/2025
Townfair Center	PA	2004	100%	203,531	2002	12	98%	7.80	Lowe’s Home Centers	95,173	12/31/2015
									Shop ‘n Save	50,000	2/28/2012
Trexler Mall	PA	2005	100%	359,271	1973/2004	21	97%	6.75	Kohl’s	88,248	1/31/2024
									Bon-Ton	62,000	2/3/2007
									Giant Foods	56,753	1/31/2016
									Lehigh Wellness Partners	50,000	11/30/2008
									Trexlertown Fitness Club	28,870	2/28/2010
Ukrop’s at Fredericksburg (4)	VA	2005	100%	63,000	1997	1	100%	15.51	Ukrop’s Supermarket	63,000	8/4/2017
Ukrop’s at Glen Allen	VA	2005	100%	43,000	2000	1	100%	9.01	Ukrop’s Supermarket	43,000	2/15/2010
Valley Plaza	MD	2003	100%	191,189	1975/1994	7	100%	4.62	K-Mart	95,810	9/30/2009
									Ollie’s Bargain Outlet	41,888	3/31/2011
									Tractor Supply	32,095	5/31/2010
Virginia Center Commons	VA	2005	100%	9,763	2002	6	100%	31.30
Virginia Little Creek	VA	2005	100%	69,620	1996/2001	2	100%	10.52	Farm Fresh	66,120	1/31/2014

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CEDAR SHOPPING CENTERS, INC.
Property Summary (Continued)
As of December 31, 2005
Property Description	State	Year acquired	Percent owned (1)	Gross leasable area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

Wal-Mart Center	CT	2003	100%	155,842	1972/2000	9	96%	$5.70	Wal-Mart	95,482	1/31/2020
									NAMCO	20,000	1/31/2011
Washington Center Shoppes	NJ	2001	100%	153,260	1979/1995	28	99%	7.68	Acme Markets	66,046	12/2/2020
									Powerhouse Gym	20,742	12/31/2012

				6,786,938		702	96%	10.65

DEVELOPMENT /
REDEVELOPMENT AND OTHER
NON-STABILIZED PROPERTIES (2):
Camp Hill	PA	2002	100%	420,331	1958/2005	23	88%	11.09	Boscov’s	167,597	9/30/2010
									Giant Foods	92,939	10/11/2025
									Barnes & Noble	24,908	1/31/2011
									Staples	20,000	6/30/2035
Centerville Discount Drug Mart Plaza	OH	2005	100%	49,494	2000	7	72%	10.98	Discount Drug Mart	24,012	3/31/2016
Columbia Mall	PA	2005	100%	348,782	1988	51	70%	7.93	Sears	64,264	10/24/2013
									Bon-Ton	45,000	10/31/2008
									JC Penney	34,076	10/31/2008
Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	2	66%	3.35	Eynon Furniture Outlet	40,000	2/28/2014
									Big Lots	26,902	1/31/2007
Hamburg Commons	PA	2004	100%	99,488	1988 - 1993	7	71%	6.34	Redner’s	56,780	6/30/2025
Huntingdon Plaza	PA	2004	100%	151,697	1972 - 2003	13	50%	6.56	Peebles	22,060	1/31/2018
Meadows Marketplace	PA	2004	100%	89,079	2005	1	73%	13.00	Giant Foods	65,000	10/31/2025
Red Lion	PA	2002	20%	224,269	1970/2000	15	67%	12.61	Best Buy	46,000	1/31/2014
									Staples	23,942	7/31/2015

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CEDAR SHOPPING CENTERS, INC.
Property Summary (Continued)
As of December 31, 2005

Property Description	State	Year acquired	Percent owned (1)	Gross leasable area (“GLA”)	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased sq. ft.	Major tenants [20,000 or more sq. ft. of GLA] and tenants at single-tenant properties

									Name	Sq. ft.	Lease expiration

Value City Shopping Center	MI	2005	100%	117,000	1950’s / 2003	2	73%	$1.98	Value City	85,000	1/31/2008
Westlake Discount Drug Mart Plaza	OH	2005	100%	55,775	2005	1	44%	9.85	Discount Drug Mart	24,480	3/31/2021

				1,656,915		122	72%	9.05

TOTAL PORTFOLIO				8,443,853		824	91%	$10.40

(1)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development/redevelopment” properties. Three of the Company’s properties are being re-tenanted, are non-stabilized, and are not designated as development/redevelopment properties.
(2)	Other than the partnership owning the Red Lion property, the terms of the several joint venture agreements provide, among other things, that the minority interest partners receive certain preferential returns on their investments prior to any distributions to the Company.
(3)	Stop & Shop is presently constructing an addition to its existing 55,000 sq. ft. store which will increase the size to 75,000 sq. ft. Upon completion, which is estimated to be during the first half of 2006, the extended lease term will run for 20 years from that date. The total GLA for the shopping center includes approximately 15,000 sq. ft. which will result from the Stop & Shop expansion.
(4)	For Stabilized Property occupancy percentage purposes, Shoppes at Salem Run and Ukrop’s at Fredericksburg are considered one and the same property, with an overall occupancy percentage of 88% at December 31, 2005.

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CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of December 31, 2005
(unaudited)

Property	Percent Owned	Maturity Date	Int. rate Dec 31 2005 (a)	Balances		Pro rata share

				Dec 31 2005 (a)	Dec 31 2004	Dec 31 2005	Dec 31 2004

Fixed-rate mortgages:
The Point	100.0%	Sep 2012	7.6%	$18,928,000	$19,264,000	$18,928,000	$19,264,000
Academy Plaza	100.0%	Mar 2013	7.3%	10,121,000	10,278,000	10,121,000	10,278,000
Port Richmond Village	100.0%	Apr 2008	7.2%	10,965,000	11,135,000	10,965,000	11,135,000
Washington Center Shoppes	100.0%	Nov 2007	7.5%	5,663,000	5,749,000	5,663,000	5,749,000
Red Lion	20.0%	Feb 2010	8.9%	16,310,000	16,459,000	3,262,000	3,292,000
Loyal Plaza	25.0%	Jun 2011	7.2%	13,374,000	13,532,000	3,343,000	3,383,000
Fairview Plaza	30.0%	Feb 2013	5.7%	5,859,000	5,941,000	1,758,000	1,782,000
Halifax Plaza	30.0%	Feb 2010	6.8%	4,010,000	4,100,000	1,203,000	1,230,000
Newport Plaza	30.0%	Feb 2010	6.8%	5,127,000	5,237,000	1,538,000	1,571,000
Pine Grove Plaza	100.0%	Sep 2015	5.0%	388,000	5,738,000	388,000	5,738,000
Pine Grove Plaza	100.0%	Mar 2006	8.5%	6,178,000	388,000	6,178,000	388,000
Golden Triangle	100.0%	Apr 2008	6.0%	9,633,000	9,987,000	9,633,000	9,987,000
Townfair Center	100.0%	Mar 2008	6.0%	9,916,000	10,167,000	9,916,000	10,167,000
Franklin Village Plaza	100.0%	Nov 2011	4.8%	43,500,000	43,500,000	43,500,000	43,500,000
Centerville Discount Drug Mart	100.0%	May 2015	5.2%	2,977,000	—	2,977,000	—
Clyde Discount Drug Mart	100.0%	May 2015	5.2%	2,064,000	—	2,064,000	—
CVS at Bradford	100.0%	Mar 2017	5.2%	1,099,000	—	1,099,000	—
CVS at Celina	100.0%	Jan 2020	5.2%	1,783,000	—	1,783,000	—
CVS at Erie	100.0%	Nov 2018	5.2%	1,478,000	—	1,478,000	—
CVS at Portage Trail	100.0%	Aug 2017	5.0%	1,174,000	—	1,174,000	—
Dover Discount Drug Mart	100.0%	May 2015	5.2%	2,258,000	—	2,258,000	—
East Chestnut	100.0%	Apr 2018	5.2%	2,371,000	—	2,371,000	—
Fairfield Plaza	100.0%	Jul 2015	5.0%	5,444,000	—	5,444,000	—
Lodi Discount Drug Mart	100.0%	May 2015	5.2%	2,516,000	—	2,516,000	—
McCormick Place	100.0%	Jul 2008	5.2%	2,414,000	—	2,414,000	—
Ontario Discount Drug Mart	100.0%	May 2015	5.2%	2,322,000	—	2,322,000	—
Pickerington Discount Drug Mart	100.0%	Jul 2015	5.0%	4,425,000	—	4,425,000	—
Polaris Discount Drug Mart	100.0%	May 2015	5.2%	4,739,000	—	4,739,000	—
Pondside Plaza	100.0%	May 2015	5.6%	1,226,000	—	1,226,000	—
Powell Discount Drug Mart	100.0%	May 2015	5.2%	4,540,000	—	4,540,000	—
Rite Aid at Massillon	100.0%	Jan 2020	5.0%	1,795,000	—	1,795,000	—
Shelby Discount Drug Mart	100.0%	May 2015	5.2%	2,322,000	—	2,322,000	—
Staples at Oswego	100.0%	May 2015	5.3%	2,387,000	—	2,387,000	—
Coliseum Marketplace	100.0%	Jul 2014	5.2%	13,180,000	—	13,180,000	—
General Booth Plaza	100.0%	Aug 2013	5.2%	5,902,000	—	5,902,000	—
Kempsville Crossing	100.0%	Aug 2013	5.2%	6,703,000	—	6,703,000	—
Liberty Marketplace	100.0%	Jul 2014	5.2%	10,324,000	—	10,324,000	—
Mechanicsburg Giant	100.0%	Nov 2014	5.2%	10,697,000	—	10,697,000	—
Virginia Little Creek	100.0%	Aug 2013	5.2%	5,363,000	—	5,363,000	—
Virginia Little Creek	100.0%	Sep 2021	5.2%	546,000	—	546,000	—
Smithfield Plaza	100.0%	Aug 2013	5.2%	3,758,000	—	3,758,000	—
Suffolk Plaza	100.0%	Aug 2013	5.2%	5,090,000	—	5,090,000	—
Wal-Mart Center	100.0%	Nov 2015	5.1%	6,168,000	—	6,168,000	—
Jordan Lane	100.0%	Dec 2015	5.5%	13,845,000	—	13,845,000	—
Oakland Mills	100.0%	Jan 2016	5.5%	5,200,000	—	5,200,000	—
Trexler Mall	100.0%	May 2014	5.4%	23,057,000	—	23,057,000	—
Fieldstone Marketplace	100.0%	Jul 2014	5.4%	19,849,000	—	19,849,000	—

Total fixed-rate mortgages		7.1 years	5.8%	338,988,000	161,475,000	305,412,000	127,464,000
		[wtd-avg maturity]	[wtd-avg rate]

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CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of December 31, 2005
(unaudited)
(continued)

Property	Percent Owned	Maturity Date	Int. rate Dec 31 2005 (a)	Balances		Pro rata share

				Dec 31 2005 (a)	Dec 31 2004	Dec 31 2005	Dec 31 2004

Variable-rate mortgages:

LA Fitness Facility	50.0%	Dec 2007	7.1%	4,878,000	4,955,000	2,439,000	2,478,000
Camp Hill	100.0%	Apr 2008	6.2%	36,445,000	14,000,000	36,445,000	14,000,000

Total variable-rate mortgages		2.2 years	6.3%	41,323,000	18,955,000	38,884,000	16,478,000
		[wtd-avg maturity]	[wtd-avg rate]

Total mortgages		6.6 years	5.9%	380,311,000	180,430,000	344,296,000	143,942,000
		[wtd-avg maturity]	[wtd-avg rate]

Secured revolving credit facility (b)	100.0%	Jan 2008 2.1 years	5.6%	147,480,000	68,200,000	147,480,000	68,200,000
		[wtd-avg maturity]	[wtd-avg rate]

Total debt		5.3 years	5.8%	$527,791,000	$248,630,000	$491,776,000	$212,142,000
		[wtd-avg maturity]	[wtd-avg rate]

Maturity			Secured
schedule	Scheduled	Balloon	revolving
by year	amortization	payments	credit facility (b)	Total

2006	$5,472,000	$388,000		$5,860,000
2007	5,860,000	10,291,000		16,151,000
2008	5,217,000	67,145,000	$147,480,000	219,842,000
2009	5,235,000	—		5,235,000
2010	5,111,000	23,883,000		28,994,000
2011	5,210,000	55,786,000		60,996,000
2012	5,151,000	15,901,000		21,052,000
2013	4,386,000	35,871,000		40,257,000
2014	3,190,000	63,599,000		66,789,000
2015	1,721,000	52,836,000		54,557,000
2016	871,000	4,348,000		5,219,000
2017	775,000	—		775,000
2018	565,000	964,000		1,529,000
2019	409,000	—		409,000
2020	73,000	—		73,000
2021	37,000	16,000		53,000

	$49,283,000	$331,028,000	$147,480,000	$527,791,000

(a)	Fixed-rate mortgages at December 31, 2005 include approximately $136.1 million of mortgage loans payable that were recorded at fair value on their respective dates of acquisition (with fair value interest rates ranging from 5.0% to 6.0% per annum, an average of 5.4% per annum at December 31, 2005). The corresponding contract amounts were approximately $129.9 million (with interest at rates ranging from 5.5% to 8.0% per annum, an average of 6.2% per annum at December 31, 2005).

(b)	The Company has the option to extend the facility for one year beyond the scheduled maturity date of January 2008.

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CEDAR SHOPPING CENTERS, INC
Consolidated Joint Ventures Information
(unaudited)

		As of December 31, 2005

						Equity (a)

Property	Partners’ percent	Real estate, net	Mortgage loans payable	Other assets/ liabilities, net	Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$19,279,062	$(13,373,758)	$1,322,219	$5,211,000	$2,016,523	$7,227,523
Red Lion	80%	18,364,848	(16,310,014)	1,720,818	2,411,397	1,364,255	3,775,652
Fairview Plaza (d)	70%	8,686,016	(5,858,777)	(233,195)	1,564,351	1,029,693	2,594,044
Halifax Plaza (d)	70%	5,453,408	(4,010,000)	41,126	1,163,630	320,904	1,484,534
Newport Plaza (d)	70%	6,368,100	(5,127,384)	254,933	1,063,636	432,013	1,495,649
LA Fitness Facility	50%	5,749,656	(4,878,220)	464,655	925,137	410,954	1,336,091

		$63,901,090	$(49,558,153)	$3,570,556	$12,339,151	$5,574,342	$17,913,493

		For the year ended December 31, 2005

				Property-level operations				Share of property net income

								<<< Partners >>>

Property	Partners’ percent	Revenues	Operating expenses	Depreciation/ amortization	Operating income	Non-op inc/exp (e)	Net income	Regular	Preference	Cedar (b)

Loyal Plaza	75%	$2,986,308	$795,806	$546,016	$1,644,486	$1,076,170	$568,316	$426,237	$142,079	$—
Red Lion	80%	2,997,578	953,442	430,583	1,613,553	1,543,675	69,878	55,901	—	13,977
Fairview Plaza (d)	70%	956,861	170,239	189,736	596,886	342,739	254,147)
							)
Halifax Plaza (d)	70%	785,245	175,819	117,391	492,035	289,841	202,194)	443,939	38,053	152,206
							)
Newport Plaza (d)	70%	899,516	222,588	136,185	540,743	362,886	177,857)
LA Fitness Facility	50%	741,600	23,420	111,133	607,047	340,181	266,866	133,433	30,689	102,744

		$9,367,108	$2,341,314	$1,531,044	$5,494,750	$3,955,492	$1,539,258	$1,059,510	$210,821	$268,927

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CEDAR SHOPPING CENTERS, INC
Consolidated Joint Ventures Information
(unaudited)
(continued)

				Share of FFO (a)

Property	Partners’ percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$826,032	$288,300	$1,114,332
Red Lion	80%	20%		400,367	100,092	500,459
Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	751,849	325,663	1,077,512
			)
Newport Plaza (d)	70%	30%	)
LA Fitness Facility	50%	50%		232,200	145,799	377,999

				$2,210,448	$859,854	$3,070,302

(a)	The Partners/Cedar shares of equity and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of (1) non-proportionate initial investments (per the respective joint venture agreements), and (2) the effect of preference returns to joint venture partners.

(b)	Includes limited partners’ share.

(c)	Equity includes net receivable/payable balances, on open account, between joint venture and wholly-owned entities.

(d)	As each of these three properties is under an umbrella partnership, any shortfall in required preference payments by any one of the properties will be offset by excess cash flow from any of the other properties.

(e)	Non-operating income and expense consists principally of interest expense and amortization of deferred financing costs.

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CEDAR SHOPPING CENTERS, INC.
Tenant Concentration Schedule
As of December 31, 2005
(unaudited)

	Number				Annualized	Percentage
	of		Percentage	Annualized	base rent	annualized
Tenant	stores	GLA	of GLA	base rent	per sq ft	base rents

Top ten tenants (a):
Giant Foods/Stop & Shop	16	951,000	11.3%	$11,767,000	$12.37	14.8%
SuperValu/Farm Fresh/Shop ‘n Save	8	467,000	5.5%	4,648,000	9.95	5.8%
Discount Drug Mart	12	308,000	3.6%	2,808,000	9.12	3.5%
Staples	8	175,000	2.1%	2,315,000	13.23	2.9%
LA Fitness	3	123,000	1.5%	1,743,000	14.17	2.2%
A&P/Super Fresh	2	116,000	1.4%	1,540,000	13.28	1.9%
CVS/Eckerd	12	127,000	1.5%	1,505,000	11.85	1.9%
Wal-Mart/Sam’s Club	2	205,000	2.4%	1,368,000	6.67	1.7%
Ukrop’s Super Markets	2	106,000	1.3%	1,364,000	12.87	1.7%
United Artists Theatre Group	1	78,000	0.9%	1,337,000	17.14	1.7%

Sub-total top ten tenants	66	2,656,000	31.5%	30,395,000	11.44	38.1%
Remaining tenants	758	5,013,000	59.4%	49,376,000	9.85	61.9%

Sub-total all tenants	824	7,669,000	90.8%	79,771,000	10.40	100.0%
Vacant space (b)	n/a	773,000	9.2%	n/a	n/a	n/a

Total (including vacant space)	824	8,442,000	100.0%	$79,771,000	$9.45	n/a

(a)	Based on annualized base rent.

(b)	Includes vacant space at properties presently undergoing development and/or redevelopment activities.

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CEDAR SHOPPING CENTERS, INC.
Lease Expiration Schedule
As of December 31, 2005
(unaudited)

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq ft	base rents

Month-To-Month	29	58,000	0.8%	$812,000	$14.00	1.0%
2006	105	424,000	5.5%	4,282,000	10.10	5.4%
2007	116	463,000	6.0%	5,271,000	11.38	6.6%
2008	129	692,000	9.0%	7,447,000	10.76	9.3%
2009	124	558,000	7.3%	6,076,000	10.89	7.6%
2010	86	990,000	12.9%	8,706,000	8.79	10.9%
2011	43	395,000	5.2%	4,403,000	11.15	5.5%
2012	29	250,000	3.3%	2,672,000	10.69	3.3%
2013	25	258,000	3.4%	2,405,000	9.32	3.0%
2014	28	593,000	7.7%	5,535,000	9.33	6.9%
2015	24	342,000	4.5%	3,240,000	9.47	4.1%
Thereafter	86	2,646,000	34.5%	28,922,000	10.93	36.3%

	824	7,669,000	100.0%	79,771,000	10.40	100.0%
Vacant space (a)	n/a	773,000	n/a	n/a	n/a	n/a

Total portfolio	824	8,442,000	n/a	$79,771,000	$9.45	n/a

(a)	Includes vacant space at properties presently undergoing development and/or redevelopment activities.